John Hancock Municipal Securities Trust

John Hancock High Yield Municipal Bond Fund John Hancock Tax-Free Bond Fund (the “Funds”)

Supplement dated June 15, 2009 to the current Statement of Additional Information (“SAI”)

The following corrects the statement of each Fund’s fundamental investment restrictions on concentration and underwriting, as approved by the Funds’ shareholders at an adjournment of a special meeting on May 5, 2009.

INVESTMENT RESTRICTIONS

These investment restrictions will not be changed without the approval of a majority of the respective Fund’s outstanding voting securities, which, as used in the Prospectus and this SAI, means the approval by the lesser of: (1) the holders of 67% or more of the respective Fund’s shares represented at a meeting if more than 50% of the respective Fund’s outstanding shares are present in person or by proxy at the meeting; or (2) more than 50% of the respective Fund’s outstanding shares.

CONCENTRATION

Neither Fund may concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. This fundamental restriction does not apply to investments in tax-exempt municipal securities other than those tax-exempt municipal securities backed only by assets and revenues of non-governmental issuers.

UNDERWRITING

Neither Fund may engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities, and except that each Fund may participate as part of a group in bidding for the purchase of tax-exempt debt securities directly from an issuer in order to take advantage of the lower purchase price available to members of such groups.

If a percentage restriction or rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of a Fund’s portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of policy.